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                                                                    EXHIBIT 10.7

                            SECOND AMENDMENT TO THE
                            -----------------------

                       MANTECH INTERNATIONAL 401(k) PLAN
                       ---------------------------------


     SECOND AMENDMENT to the ManTech International 401(k) Plan (the "Plan"), by ManTech International Corporation (the "Company").

     The Company maintains the Plan, effective as of January 1, 1993, and amended and restated effective October 1, 1998. The Company has the power to amend the plan and now wishes to do so.

     NOW THEREFORE, the Plan is amended as follows:

I. Pursuant to Section 12.1 of the Plan, ManTech Germany Systems Corporation is deleted as an Affiliate under the Plan.

II.  In all respects not amended, the Plan is hereby ratified and confirmed.

                                   * * * * *

     To record the adoption of this Second Amendment as set forth above, the Company has caused this document to be signed on this _____ day of January, 2000.


                                        MANTECH INTERNATIONAL CORPORATION

                                        BY:  /s/ John A. Moore, Jr.
                                            -----------------------------
                                             John A. Moore, Jr.